Capital Disclosures (Tables)	12 Months Ended
Dec. 31, 2024
Text Block 1 [Abstract]
Summary of Reconciliation of Net Debt plus Shareholders' Equity Ratio

The capital structure of the Company consists of net debt plus shareholders’ equity.

	December 31, 2024	December 31, 2023	January 1, 2023

Long-term debt	$708	$919	$1,027

Cash and cash equivalents	(92)	(95)	(187)

Net debt	$616	$824	$840

Total shareholders’ equity	1,049	1,054	1,140

Total capital	$1,665	$1,878	$1,980